2014 Outlook Call December 18, 2013 Exhibit 99.2

CNO Financial Group | Outlook Call | December 18, 2013 2 Forward-Looking Statements Certain statements made in this presentation should be considered forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These include statements about future results of operations and capital plans. We caution investors that these forward- looking statements are not guarantees of future performance, and actual results may differ materially. Investors should consider the important risks and uncertainties that may cause actual results to differ, including those included in our press releases, our Quarterly Reports on Form 10- Q, our Annual Report on Form 10-K and other filings we make with the Securities and Exchange Commission. We assume no obligation to update this presentation, which speaks as of today’s date.

CNO Financial Group | Outlook Call | December 18, 2013 3 Non-GAAP Measures This presentation contains financial measures that differ from the comparable measures under Generally Accepted Accounting Principles (GAAP). Reconciliations between those non-GAAP measures and the comparable GAAP measures are included in the Appendix. While management believes these measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered substitutes for the most directly comparable GAAP measures. Additional information concerning non-GAAP measures is included in our periodic filings with the Securities and Exchange Commission that are available in the “Investors – SEC Filings” section of CNO’s website, www.CNOinc.com.

CNO Financial Group | Outlook Call | December 18, 2013 4

CNO Financial Group | Outlook Call | December 18, 2013 5 CNO Strategy Continue to Build Long Term Shareholder Value  Build on investment in the business  Focus on sustainable profitable growth  Increase operating effectiveness  Enhance the Customer Experience  Tactical deployment of excess capital  Accelerate run-on and run-off Serving the needs of middle-income Americans at or near retirement

CNO Financial Group | Outlook Call | December 18, 2013 6  Continued growth in the underserved middle-income population  The middle-income population is unprepared for retirement  $21 trillion of retirement assets in motion  The Affordable Care Act and insurance marketplaces have expanded opportunities in the individual market  Growing use of technology by agents and customers Trends and Market Observations CNO takes a proactive approach to understanding our customers  Customer needs analysis and agent/customer relationships  Bankers Life Center for a Secure Retirement  Washington National Institute for Wellness Solutions  Product development and marketing surveys

CNO Financial Group | Outlook Call | December 18, 2013 7  Agent productivity  Branch and geographic expansion  New product development  Worksite platform  Operating efficiencies  Customer Experience Key Initiatives Leveraging Middle Market Focus & Business Model Investment Breakdown Plan to Invest $45 - $55 million in Key Initiatives in 2014 to Drive Above Industry Growth Rates Key Initiatives Back Office Efficiencies & Capabilities Agent Growth and Expansion Customer Experience / Brand Awareness New Products and Market Reach

CNO Financial Group | Outlook Call | December 18, 2013 8 Bankers Life 2014 Outlook  Sales force automation and new CRM tools  Advanced life sales training  Satellite expansion  Revised branding and digital marketing  Grow Financial Advisor program YTD 3Q2013 2014 Net new locations 19 15 Growth in average agent force 4% 2% - 4% Growth in agent productivity** 2% 2% - 5% Growth in sales 6% 6% - 8% Growth in collected premium (excluding PDP) 4% 4% - 6% 2014 Growth Initiatives  Now at 300* locations  Continued strength in life insurance sales  Strong Medicare annual open enrollment Update on 4Q Expectations * Represents Bankers locations as of December 18, 2013 ** Calculated as Bankers Life NAP divided by average agent force

CNO Financial Group | Outlook Call | December 18, 2013 9 Washington National 2014 Outlook  Worksite distribution expansion – Private exchange platform – Group underwritten products  Individual distribution expansion – Experienced agent recruiting – Geographic expansion  Grow owned agency distribution YTD 3Q2013 2014 Growth in PMA agency force 9% 8% -10% Growth in sales* 8% 7% - 9% Growth in collected premium* 6% 5%- 7% 2014 Growth Initiatives  PMA recruiting and geographic expansion leading to strong sales  Continued strength in supplemental health sales  Increase in worksite enrollments Update on 4Q Expectations * Sales and collected premium growth excludes Medicare supplement

CNO Financial Group | Outlook Call | December 18, 2013 10 Colonial Penn 2014 Outlook  Patriot program growth  Lead generation diversification  Web/digital strategy  Hispanic market expansion  Telesales productivity improvements YTD 3Q2013 2014 Growth in sales Flat 6% - 9% Growth in collected premium 7% 7% - 9% Marketing cost to NAP 1.17 1.05 -1.10 2014 Growth Initiatives  Improved sales  Elevated ad spend  Launched enhanced bilingual direct mail Update on 4Q Expectations 2014 EBIT guidance of ($5) million range

CNO Financial Group | Outlook Call | December 18, 2013 11 Tracking 4Q Expectations CNO  Core Earnings: - Health benefit ratios and annuity spreads consistent with 3rd quarter results - Colonial Penn 4Q EBIT will reflect a $5 million incremental increase in ad spend - Strategic investments drive sequential expense increase of approximately $5 million  Capital Conditions: - RBC builds towards 400% and leverage ratios continues to decline - Securities repurchase in the $250 million range for full year 2013 - Excess and deployable capital in the $150 million range  4Q Capital Loss Tax Strategies: - Executing on investment trading strategies to utilize capital loss carryforwards - Anticipate valuation allowance release in the $50 million to $60 million range  2013 Loss Recognition and Cash Flow Testing: - Fourth quarter process underway with results disclosed as part of year-end reporting

CNO Financial Group | Outlook Call | December 18, 2013 12 • Stepped-up investment in growth and platform initiatives with an incremental impact on expenses in 2014 of ~$10 million Investing to Drive Long-Term Growth • Value of new business governs the run-on of profitable business while seeking to accelerate OCB run-off and working to reshaping LTC Reshaping In-Force & Building Economic Value • Investment-grade ratings provide a path to unlocking future shareholder value through increased financial flexibility and lowering our cost of capital Capital Strength & Financial Flexibility • Build quality ROE on book value growth through investment and a tactical approach to capital deployment Drive Valuation & Tactical Capital Deployment Financial Plan Underpinnings

Key Earnings Drivers – Health and Annuity

CNO

Health

Benefit Ratio	3Q 2013 Normalized	2014 Outlook	EBIT Sensitivity +/- 1%
Bankers Med supp	70%	~70% range	$7mm
Bankers LTC *	79%	~79% range	$5mm
WN Supp Health *	54%	~52% range	$5mm

Medicare Supplement

Continued favorable benefit ratios with ~2% growth rates in premium

Long -Term Care

Flat benefit ratios, limited premium rate actions planned; ~4% decline in premium

Supplemental Health

Stable benefit ratios with ~6% growth rates in premium

Interest Spreads – Annuity, EIA, UL



($ billions)
$10.3
$10.3
$10.2
2.61%
2.65%
2.70%
Account Value
Spread
2012
2013
2014P

Retirement Assets

Growth in indexed annuities and UL offset by modest decline in fixed annuities

Product Spreads

Annuity spreads are expected to remain favorable throughout 2014. Spreads benefiting from in-force management and recovering investment yields

* Interest-adjusted benefit ratio - non-GAAP measure. Refer to the Appendix for the corresponding GAAP measure.

CNO Financial Group | Outlook Call | December 18, 2013

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CNO Financial Group | Outlook Call | December 18, 2013 14 Capital Targets & Excess Capital Deployment CNO 3Q 2013 2014 Outlook RBC 392% ~ 400% range Liquidity $292mm ~ $300mm range Leverage 17.3%* ~16% range 2014 Capital Generation ~ $500mm Dialing in metrics that support investment- grade ratings while taking a tactical approach to deployment ...... v 2014 guidance of $225 million to $300 million absent compelling alternatives Common Stock Dividends v Currently ~10% payout ratio targeting 20% by 2015 with sustainable growth Statutory Dividends Fees and Interest Retained Share Repurchases * A non-GAAP measure. Refer to the Appendix for the corresponding GAAP measure.

Leveraging Considerable Tax Assets

CNO

($ millions)

3Q 2013 Loss Carryforwards



$1,523
Life
$271
Non-Life
$974
Capital
$278
$534
Non-Life &
Capital
Loss Carryforwards
Valuation Allowance

Assuming no change in IRS position or current business model......

GAAP Expectations

Expect modest future valuation allowance releases as taxable income stabilizes

Cash Flow

Annual cash flows are expected to be reduced by $50 million in 2016 as life NOL's are fully utilized

Economic Value

Estimated economic value of ~$600 million @ 10% discount rate

CNO Financial Group | Outlook Call | December 18, 2013

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Driving CNO's Valuation

CNO

Industry Value Map


Price to Book
(Ex AOCI)
Regression Line
ROE / Cost of Equity

Quality Operating ROE growth while building book value per share and lowering our cost of capital......

Quality Operating ROE*

Operating at the 8% range with capacity to generate 9% by the end of 2015 into 2016

BVPS Growth**

Earnings strength, capital retention and tactical repurchase driving a ~10% annual growth rate through 2016

Cost of Capital

Reducing CoC through OCB run-off, reshaping long-term care, and driving towards investment-grade

CNO Financial Group | Outlook Call | December 18, 2013

* A non-GAAP measure. Refer to the Appendix for the corresponding GAAP measure
** BVPS calculated using equity excluding AOCI and NOLs divided by diluted shares outstanding

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CNO Financial Group | Outlook Call | December 18, 2013 17 Closing Remarks CNO Building long term value… Investments in the business leading to above industry growth rates in combination with proactive approach to decreasing “Beta” to drive shareholder value  Consolidated sales growth of 6%-8% in 2014 and 8%-10% in 2015 and 2016  Investing in the back office to support business growth  Accelerate run-on and run-off  Enhancing the Customer Experience  Continue to generate significant capital with disciplined approach to deployment – balancing business growth, risk management, investment-grade ratings, earnings and ROE

CNO Financial Group | Outlook Call | December 18, 2013 18 Questions and Answers

CNO Financial Group | Outlook Call | December 18, 2013 19 Appendix

CNO Financial Group | Outlook Call | December 18, 2013 20 The following provides additional information regarding certain non-GAAP measures used in this presentation. A non-GAAP measure is a numerical measure of a company’s performance, financial position, or cash flows that excludes or includes amounts that are normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. While management believes these measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered as substitutes for the most directly comparable GAAP measures. Additional information concerning non-GAAP measures is included in our periodic filings with the Securities and Exchange Commission that are available in the “Investors – SEC Filings” section of CNO’s website, www.CNOinc.com. Information Related to Certain Non-GAAP Financial Measures

Information Related to Certain Non-GAAP Financial Measures

Interest-adjusted benefit ratios

The interest-adjusted benefit ratio (a non-GAAP measure) is calculated by dividing the product's insurance policy benefits less imputed interest income on the accumulated assets backing the insurance liabilities by insurance policy income. Interest income is an important factor in measuring the performance of longer duration health products. The net cash flows generally cause an accumulation of amounts in the early years of a policy (accounted for as reserve increases), which will be paid out as benefits in later policy years (accounted for as reserve decreases). Accordingly, as the policies age, the benefit ratio will typically increase, but the increase in the change in reserve will be partially offset by the imputed interest income earned on the accumulated assets. The interest-adjusted benefit ratio reflects the effects of such interest income offset. Since interest income is an important factor in measuring the performance of these products, management believes a benefit ratio, which includes the effect of interest income, is useful in analyzing product performance (dollars in millions).

	3Q13
Bankers Life	
Long-term care benefit ratios	
Earned premium	$ 132.6
Benefit ratio before imputed interest income on reserves	128.4%
Interest-adjusted benefit ratio (a non-GAAP financial measure)	79.4%
Underwriting margin (earned premium plus imputed interest income on reserves less policy benefits)	$ 27.3
Washington National	
Supplemental health benefit ratios	
Earned premium	$ 121.1
Benefit ratio before imputed interest income on reserves	80.8%
Interest-adjusted benefit ratio (a non-GAAP financial measure)	54.3%
Underwriting margin (earned premium plus imputed interest income on reserves less policy benefits)	$ 55.4

CNO Financial Group | Outlook Call | December 18, 2013

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CNO Financial Group | Outlook Call | December 18, 2013 22 Information Related to Certain Non-GAAP Financial Measures Operating return measures Management believes that an analysis of return before loss on extinguishment of debt, net realized gains or losses, fair value changes due to fluctuations in the interest rates used to discount embedded derivative liabilities related to our fixed index annuities, equity in earnings of certain non-strategic investments and earnings attributable to non-controlling interests and increases or decreases to our valuation allowance for deferred tax assets (“net operating income,” a non- GAAP financial measure) is important to evaluate the performance of the Company and is a key measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because these items are unrelated to the Company’s continued operations. This non-GAAP financial measure also differs from return on equity because accumulated other comprehensive income (loss) has been excluded from the value of equity used to determine this ratio. Management believes this non-GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income (loss). Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management. In addition, our equity includes the value of significant net operating loss carryforwards (included in income tax assets). In accordance with GAAP, these assets are not discounted, and accordingly will not provide a return to shareholders (until after it is realized as a reduction to taxes that would otherwise be paid). Management believes that excluding this value from the equity component of this measure enhances the understanding of the effect these non-discounted assets have on operating returns and the comparability of these measures from period-to-period. Operating return measures are used in measuring the performance of our business units and are used as a basis for incentive compensation.

CNO Financial Group | Outlook Call | December 18, 2013 23 Information Related to Certain Non-GAAP Financial Measures The calculations of: (i) operating return on equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure); (ii) operating return, excluding significant items, on equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non- GAAP financial measure); and (iii) return on equity are as follows (dollars in millions): Trailing twelve months ended 3Q13 Operating income 254.6$ Net Income 473.2$ Average common equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 3,026.9$ Average common shareholders' equity 4,896.4$ Oper ting retur o equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 8.4% Return on equity 9.7% (Continued on next page)

CNO Financial Group | Outlook Call | December 18, 2013 24 Information Related to Certain Non-GAAP Financial Measures A reconciliation of pretax operating earnings (a non-GAAP financial measure) to net income is as follows (dollars in millions): Twelve months ended 3Q13 Pretax operating earnings (a non-GAAP financial measure) 393.8$ Income tax (expense) benefit (139.2) Operating return 254.6 Net realized investment gains, net of related amortization and taxes 21.9 Fair value changes in embedded derivative liabilities, net of related amortization and taxes 18.2 Equity in earnings of certain non-strategic investments and earnings attributable to non-controlling interests (net of taxes) (7.5) Loss on extinguishment of debt (64.7) Valuation allowance for deferred tax assets 250.7 Net income 473.2$ (Continued on next page)

CNO Financial Group | Outlook Call | December 18, 2013 25 Information Related to Certain Non-GAAP Financial Measures A reconciliation of consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) to common shareholders’ equity, is as follows (dollars in millions): 3Q12 4Q12 1Q13 2Q13 3Q13 Average Consolidated capital, excluding accumulated other comprehensive inco loss) and net operating loss carryforwards (a n n-GAAP financial measure) 2,938.8$ 2,976.9$ 3,002.9$ 3,067.6$ 3,181.9$ 3,026.9$ Net operating loss carryforwards 893.0 875.0 855.0 815.7 970.7 869.4 Accumulated other comprehensive income 1,234.4 1,197.4 1,170.7 698.1 634.0 1,000.1 Common shareholders' equity 5,066.2$ 5,049.3$ 5,028.6$ 4,581.4$ 4,786.6$ 4,896.4$

Information Related to Certain Non-GAAP Financial Measures

Management believes that an analysis of earnings before net realized investment gains (losses), fair value changes in embedded derivative liabilities, equity in earnings of certain non-strategic investments and earnings attributable to non-controlling interests, corporate interest expense, loss on extinguishment of debt and taxes ("EBIT," a non-GAAP financial measure) provides a clearer comparison of the operating results of the company quarter-over-quarter because it excludes: (1) corporate interest expense; (2) loss on extinguishment of debt; (3) net realized investment gains (losses); (4) equity in earnings of certain non-strategic investments and earnings attributable to non-controlling interests; and (5) fair value changes due to fluctuations in the interest rates used to discount embedded derivative liabilities related to our fixed index annuities that are unrelated to the company's underlying fundamentals. The table below provides a reconciliation of EBIT to net income. ($ in millions)

	4Q12	1Q13	2Q13	3Q13
Bankers Life	$ 73.7	$ 62.1	$ 79.1	$ 86.3
Washington National	34.6	29.4	31.8	28.1
Colonial Penn	3.2	(5.4)	1.2	(4.2)
Other CNO Business	5.2	3.6	2.6	6.1
EBIT from business segments	116.7	89.7	114.7	116.3
Corporate operations, excluding interest expense	(2.7)	3.0	2.4	9.4
Total EBIT	114.0	92.7	117.1	125.7
Corporate interest expense	(15.8)	(15.1)	(13.1)	(11.7)
Income before net realized investment gains, fair value changes in embedded derivative liabilities and taxes	98.2	77.6	104.0	114.0
Tax expense on period income	38.2	27.9	36.3	36.8
Net operating income	60.0	49.7	67.7	77.2
Net realized investment gains (losses)	10.8	9.4	1.8	(0.1)
Fair value changes in embedded derivative liabilities	2.6	1.3	12.1	2.2
Equity in earnings of certain non-strategic investments and earnings attributable to non-controlling interests	-	(1.8)	(2.7)	(3.0)
Loss on extinguishment of debt, net of income taxes	(0.7)	(57.2)	(6.8)	-
Net income before valuation allowance for deferred tax assets and other tax items	72.7	1.4	72.1	76.3
Valuation allowance for deferred tax assets and other tax items	28.5	10.5	5.0	206.7
Net income	$ 101.2	$ 11.9	$ 77.1	$ 283.0

CNO Financial Group | Outlook Call | December 18, 2013

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CNO Financial Group | Outlook Call | December 18, 2013 27 Information Related to Certain Non-GAAP Financial Measures 3Q13 Corporate notes payable 868.6$ Total shareholders' equity 4,786.6 Total capital 5,655.2$ Corporate debt to capital 15.4% Corporate notes payable 868.6$ Total shareholders' equity 4,786.6 Less accumulated other comprehensive income (634.0) Total capital 5,021.2$ Debt to total capital ratio, excluding AOCI (a non-GAAP financial measure) 17.3% Debt to capital ratio, excluding accumulated other comprehensive income (loss) The debt to capital ratio, excluding accumulated other comprehensive income (loss), differs from the debt to capital ratio because accumulated other comprehensive income (loss) has been excluded from the value of capital used to determine this measure. Management believes this non- GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income (loss). Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management. A reconciliation of these ratios is as follows ($ in millions):